Exhibit 99.15.3

ADDITIONAL FASB STATEMENT NO. 128 DISCLOSURE FOR 1996, 1995 AND 1994

The table below contains the additional FASB Statement No. 128 disclosures for Healthcare Realty Trust Incorporated for the years ended December 31, 1996, 1995, and 1994.

                                                       Year              Year              Year
                                                       Ended             Ended             Ended
                                                   Dec. 31, 1996     Dec. 31, 1995     Dec. 31, 1994
                                                  ---------------   ---------------   ---------------
Basic EPS
---------
Average Shares Outstanding                             13,254,233        12,967,132        11,830,197
               Actual Restricted Stock Shares           (239,947)          (36,050)          (23,333)
                                                        --------           -------           -------
Denominator                                            13,014,286        12,931,082        11,806,864
                                                  ===============  ================  ================
Numerator                                             $19,731,623       $18,257,616       $15,715,588
                                                  ===============  ================  ================
Per share amount                                            $1.52             $1.41             $1.33
                                                  ===============  ================  ================


Diluted EPS
-----------
Denominator for Basic EPS                              13,014,286        12,931,082        11,806,864
               Restricted Shares - Treasury               205,097            23,772            28,815
               Dilution For ESOP                           13,981             2,447                 0
               Dilution For Warrants                       27,927            13,025            24,035
                                                  ---------------  ----------------  ----------------
Denominator                                            13,261,291        12,970,326        11,859,714
                                                  ===============  ================  ================
Numerator                                             $19,731,623       $18,257,616       $15,715,588
                                                  ===============  ================  ================
Per share amount                                            $1.49             $1.41             $1.33
                                                  ===============  ================  ================